June 23, 2003
                               MARKETOCRACY FUNDS

                                  Supplement to
         Marketocracy Technology Fund Prospectus Dated October 28, 2002
________________________________________________________________________________

Additional Investment Policy:

On June 20, 2003, the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), unanimously approved a change in the investment policies of Marketocracy Technology Plus Fund (the "Fund"). This additional investment policy expressly permits the Fund's portfolio manager to use, in addition to the means currently described in the Fund's prospectus, a powerful research tool not currently available to the portfolio manager, i.e., information regarding the hypothetical investments and performances of certain "model" portfolios maintained on the Internet website Marketocracy.com(R). Accordingly, the Fund's prospectus is supplemented as follows

     On page 3, following is inserted after the second paragraph of "Principal Strategies:"

          In addition to traditional methods of identifying attractive technology-related companies for fundamental research and analysis, the Fund's portfolio manager now may use information regarding the hypothetical investments and performances of certain "model" portfolios maintained on the Internet website Marketocracy.com(R).

          There, over 52,000 Marketocracy.com members have created and managed over 63,000 model portfolios, over 1,000 of which consist primarily of stocks of technology-related companies. Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, i.e., it is a hypothetical portfolio. Members of Marketocracy.com use these model portfolios to show how they might perform in managing actual (rather than hypothetical) equity mutual funds.

          A financial publisher affiliate of the Fund's investment adviser created and operates Marketocracy.com seeking to identify members who have achieved superior, verifiable and sustained (simulated) performance track records. From this group of superior investors, the publisher affiliate seeks to identify potential portfolio manager candidates that the Fund's investment adviser could hire to help manage current or future Marketocracy Funds portfolios.

          The website also generates various financial and investment information, data and statistics about the model portfolios that the publisher affiliate may collect and publish for its subscribers, including the Fund's investment adviser. The publisher affiliate's "m100" subscription service generally covers the 100 model portfolios having the best investment performances for one or more specified preceding time period(s), such as the previous calendar quarter, one-year, etc. The model portfolios included in an m100 likely will vary over time periods, i.e., the model portfolios making up the m100 for a year's first calendar quarter may not be the same as the those making up the m100 for that year' s second calendar quarter. Similarly, the model portfolios included in an m100 for a given month may not be the same for those included in an m100 for the following month. The Fund's portfolio manager may examine the technology-related companies of the m100 model portfolios or of a different group of model portfolios of stocks of technology-related companies that the publisher affiliate has ranked the highest for performance.

          The publisher affiliate believes that the website provides powerful incentives for the most talented (or "master") members to achieve superior investment performances. Master members achieve the sense of pride and public recognition resulting from being among the very best investors in the world. In addition, master members may have opportunities to become professional portfolio managers of Marketocracy Funds portfolios. Also, master members have the opportunity to receive additional rewards, including cash, in website performance-related programs. In the future, members whose model funds' portfolios and trade data research information are used by the Fund's portfolio manager may receive aggregate compensation equal to a portion or all of the annual subscription fee the publisher affiliate receives from the Fund's investment adviser for such information.

     On page 4, following is inserted after the ninth paragraph of "Principal Risks:"

          Internet Reliance Risks: Operation of Marketocracy.com's website depends on the continued availability of the Internet, both short- and long-term. Significant failures of the Internet could lead to interruptions or delays in the members' abilities to manage their model portfolios, or the Fund's portfolio manager to manage the Fund's portfolio.

     Termination of Certain Delegation of Portfolio Management Responsibilities; Appointment of Additional Portfolio Manager; New Principal Investment Strategy

          On June 20, 2003, the Trust's Board of Trustees, including those Trustees who are not "interested persons" of the Trust within the meaning of the 1940 Act, unanimously approved the determination by Marketocracy Capital Management LLC, the Fund's investment adviser (the "Adviser"), to no longer delegate to Skye Investment Advisors,
          Inc. (the "Subadviser") a portion of the Adviser's portfolio management responsibilities for the Fund under the Investment Management and Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. The Board also unanimously approved the appointment of Kendrick W. Kam as an additional portfolio manager of the Fund. As a result of these approvals but subject to the effectiveness of the related amendment to the Trust's registration statement, the Adviser and Mr. Kam will be responsible for selecting the "long" positions of the Fund's portfolio, and the Subadviser and Paul L. McEntire, the Fund's current portfolio manager, will be responsible for selecting the "short" positions of the Fund's portfolio.

          In addition, the Board unanimously approved a change to the Fund's investment policies making the use of Marketocracy.com portfolios research tool for the selecting the Fund's long positions a principal investment strategy of the Fund, also subject to the effectiveness of the related amendment to the Trust's registration statement.

          On or about June 25, 2003, the Trust filed with the Securities and Exchange Commission a post-effective amendment related to the foregoing matters. Upon the effectiveness of such amendment, the Fund will distribute its new prospectus to its shareholders.


   Please retain this Supplement with your Marketocracy Technology Plus Fund prospectus. The date of this Supplement is June 23, 2003